INVESTOR FINANCIAL SUPPLEMENT
March 31, 2021

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 20, 2021
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A2
	Navigators Insurance Company	A+	A	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR- Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
HIGHLIGHTS
Net income	$249	$537	$459	$468	$273
Net income available to common stockholders [1]	$244	$532	$453	$463	$268
Core earnings*	$203	$636	$527	$438	$485
Total revenues	$5,299	$5,328	$5,171	$5,068	$4,956
Total assets	$74,201	$74,111	$72,319	$70,990	$68,724
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$0.68	$1.48	$1.26	$1.29	$0.75
Core earnings*	$0.57	$1.77	$1.47	$1.22	$1.35
Diluted earnings per common share
Net income available to common stockholders	$0.67	$1.47	$1.26	$1.29	$0.74
Core earnings*	$0.56	$1.76	$1.46	$1.22	$1.34
Weighted average common shares outstanding (basic)	358.2	358.4	358.3	358.1	358.5
Dilutive effect of stock compensation	4.0	3.1	2.2	1.2	2.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	362.2	361.5	360.5	359.3	361.1
Common shares outstanding	357.5	358.5	358.2	358.1	357.9
Book value per common share	$48.58	$50.83	$48.77	$46.74	$41.72
Per common share impact of accumulated other comprehensive income [2]	(0.74)	(3.27)	(2.39)	(1.34)	2.68
Book value per common share (excluding AOCI)*	$47.84	$47.56	$46.38	$45.40	$44.40
Book value per diluted share	$48.04	$50.39	$48.47	$46.59	$41.42
Per diluted share impact of AOCI	(0.73)	(3.23)	(2.38)	(1.34)	2.65
Book value per diluted share (excluding AOCI)*	$47.31	$47.16	$46.09	$45.25	$44.07
Common shares outstanding and dilutive potential common shares	361.5	361.6	360.4	359.3	360.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	10.5%	10.0%	10.4%	11.3%	11.8%
Core earnings ROE*	10.9%	12.7%	12.3%	12.7%	13.3%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Earned premiums	$4,343	$4,316	$4,347	$4,234	$4,391
Fee income	355	336	323	298	320
Net investment income	509	556	492	339	459
Net realized capital gains (losses)	80	102	6	109	(231)
Other revenues	12	18	3	88	17
Total revenues	5,299	5,328	5,171	5,068	4,956
Benefits, losses and loss adjustment expenses [1]	3,350	3,080	2,962	2,847	2,916
Amortization of deferred acquisition costs ("DAC")	416	419	421	429	437
Insurance operating costs and other expenses	1,144	1,086	1,093	1,125	1,176
Interest expense	57	57	58	57	64
Amortization of other intangible assets	18	17	18	18	19
Restructuring and other costs [2]	11	17	87	—	—
Total benefits, losses and expenses	4,996	4,676	4,639	4,476	4,612
Income before income taxes	303	652	532	592	344
Income tax expense	54	115	73	124	71
Net income	249	537	459	468	273
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	244	532	453	463	268
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(77)	(101)	(6)	(107)	232
Restructuring and other costs, before tax [2]	11	17	87	—	—
Integration and transaction costs associated with acquired business, before tax [3]	9	11	14	13	13
Change in deferred gain on retroactive reinsurance, before tax [4]	6	215	14	54	29
Income tax expense (benefit) [5]	10	(38)	(35)	15	(57)
Core earnings	$203	$636	$527	$438	$485
[1]The three months ended March 31, 2021 included $24 of P&C incurred losses arising from the Coronavirus Disease 2019 ("COVID-19") pandemic. In addition, for the three months ended March 31, 2021, Group Benefits included $185 of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19. The three months ended March 31, 2021 and 2020 included $13 and $16, respectively of COVID-19 related losses from short-term disability and New York Paid Family Leave claims. The three months ended March 31, 2021 also included an increase in reserves for sexual molestation and sexual abuse claims, primarily related to an agreement to settle claims against the Boy Scouts of America. See note [1] on page 9 for more information.
[2]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[3]The three months ended March 31, 2021 included Navigators Group acquisition integration costs of $7 and integration costs related to the 2017 acquisition of Aetna's group benefits business of $2. The three month period ended March 31, 2020 included Navigators Group acquisition transaction and integration costs of $8, as well as integration costs related to the 2017 acquisition of Aetna's group benefits business of $5.
[4]As of March 31, 2021, the Company has cumulatively ceded $215 of losses to the Navigators adverse development cover ("Navigators ADC") that reinsures adverse development on Navigators' 2018 and prior accident year reserves, including $6 ceded for the three months ended March 31, 2021. Of the $215 of cumulative losses ceded, $124 of the ceded losses has been recognized as a deferred gain within other liabilities as of March 31, 2021 since the Navigators ADC has been accounted for as retroactive reinsurance and cumulative losses ceded exceed the ceded premium paid of $91. As the Company has ceded $215 of the $300 available limit, there is $85 of remaining limit available as of March 31, 2021.
[5]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income (loss):
Commercial Lines	$129	$478	$323	$(66)	$121
Personal Lines	135	170	79	371	98
P&C Other Operations	(13)	(180)	2	5	5
Property & Casualty ("P&C")	251	468	404	310	224
Group Benefits	9	59	119	101	104
Hartford Funds	47	51	44	39	36
Sub-total	307	578	567	450	364
Corporate	(58)	(41)	(108)	18	(91)
Net income	249	537	459	468	273
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	$244	$532	$453	$463	$268

Core earnings (losses):
Commercial Lines	$105	$444	$349	$(57)	$262
Personal Lines	131	164	77	364	117
P&C Other Operations	(15)	(16)	2	2	11
P&C	221	592	428	309	390
Group Benefits	(3)	49	116	102	115
Hartford Funds	45	46	40	33	44
Sub-total	263	687	584	444	549
Corporate	(60)	(51)	(57)	(6)	(64)
Core earnings	$203	$636	$527	$438	$485

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Mar 31 2021	Dec 31 2020	Mar 31 2021	Dec 31 2020	Mar 31 2021	Dec 31 2020	Mar 31 2021	Dec 31 2020	Mar 31 2021	Dec 31 2020
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$33,288	$34,173	$9,927	$10,521	$—	$—	$392	$341	$43,607	$45,035
Equity securities, at fair value	1,067	961	280	204	78	74	207	199	1,632	1,438
Mortgage loans, net	3,212	3,133	1,376	1,360	—	—	—	—	4,588	4,493
Limited partnerships and other alternative investments	1,899	1,711	427	371	—	—	—	—	2,326	2,082
Other investments	154	143	6	7	31	30	16	21	207	201
Short-term investments	1,155	1,086	207	254	273	238	1,732	1,705	3,367	3,283
Total investments	40,775	41,207	12,223	12,717	382	342	2,347	2,266	55,727	56,532
Cash	149	120	12	13	2	15	13	3	176	151
Restricted cash	95	82	9	6	—	—	—	—	104	88
Premiums receivable and agents’ balances, net	3,934	3,779	553	489	—	—	—	—	4,487	4,268
Reinsurance recoverables, net [2]	5,520	5,461	256	244	—	—	307	306	6,083	6,011
DAC	780	744	40	38	7	7	—	—	827	789
Deferred income taxes	(109)	(240)	(224)	(277)	1	2	537	561	205	46
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	935	961	80	83	12	12	65	66	1,092	1,122
Other intangible assets	449	462	468	478	10	10	—	—	927	950
Other assets	1,778	1,425	259	218	97	93	363	330	2,497	2,066
Assets held for sale [3]	165	177	—	—	—	—	—	—	165	177
Total assets	$55,249	$54,956	$14,399	$14,732	$692	$662	$3,861	$3,761	$74,201	$74,111
Unpaid losses and loss adjustment expenses	$30,332	$29,622	$8,208	$8,233	$—	$—	$—	$—	$38,540	$37,855
Reserves for future policy benefits [2]	—	—	415	420	—	—	226	218	641	638
Other policyholder funds and benefits payable [2]	—	—	413	415	—	—	268	286	681	701
Unearned premiums	6,919	6,589	39	40	—	—	—	—	6,958	6,629
Debt	—	—	—	—	—	—	4,353	4,352	4,353	4,352
Other liabilities	2,578	2,631	283	259	239	211	2,078	2,121	5,178	5,222
Liabilities held for sale [3]	148	158	—	—	—	—	—	—	148	158
Total liabilities	39,977	39,000	9,358	9,367	239	211	6,925	6,977	56,499	55,555
Common stockholders' equity, excluding AOCI*	13,978	13,997	4,521	4,565	453	451	(1,848)	(1,961)	17,104	17,052
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	1,294	1,959	520	800	—	—	(1,550)	(1,589)	264	1,170
Total stockholders' equity	15,272	15,956	5,041	5,365	453	451	(3,064)	(3,216)	17,702	18,556
Total liabilities and stockholders' equity	$55,249	$54,956	$14,399	$14,732	$692	$662	$3,861	$3,761	$74,201	$74,111
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.9 billion and $1.8 billion as of March 31, 2021 and December 31, 2020, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold.
[3]Related to the sale of Continental Europe Operations classified as held for sale beginning in the third quarter of 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
DEBT
Senior notes	$3,263	$3,262	$3,261	$3,260	$3,260
Junior subordinated debentures	1,090	1,090	1,090	1,090	1,089
Total debt	$4,353	$4,352	$4,351	$4,350	$4,349
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$17,702	$18,556	$17,802	$17,072	$15,266
Less: Preferred stock	334	334	334	334	334
Less: AOCI	264	1,170	856	479	(957)
Common stockholders' equity, excluding AOCI	$17,104	$17,052	$16,612	$16,259	$15,889
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$22,055	$22,908	$22,153	$21,422	$19,615
Total capitalization, excluding AOCI, net of tax*	$21,791	$21,738	$21,297	$20,943	$20,572
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	19.7%	19.0%	19.6%	20.3%	22.2%
Total debt to capitalization, excluding AOCI*	20.0%	20.0%	20.4%	20.8%	21.1%
Total debt and preferred stock to capitalization, including AOCI	21.3%	20.5%	21.1%	21.9%	23.9%
Total debt and preferred stock to capitalization, excluding AOCI*	21.5%	21.6%	22.0%	22.4%	22.8%
Total rating agency adjusted debt to capitalization [1] [2]	22.6%	21.8%	22.9%	23.5%	25.6%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	4.8:1	8.9:1	8.2:1	7.7:1	5.4:1
[1]The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.9 billion and $1.0 billion as of March 31, 2021 and 2020, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2021

	P&C	GROUP BENEFITS
U.S. statutory net income (loss) [1][6]	$109	$(40)
U.S. statutory capital [2][6]	$10,839	$2,504
U.S. GAAP adjustments [6]:
DAC	770	40
Non-admitted deferred tax assets [3]	222	167
Deferred taxes [4]	(926)	(542)
Goodwill	127	723
Other intangible assets	64	468
Non-admitted assets other than deferred taxes	802	106
Asset valuation and interest maintenance reserve	—	279
Benefit reserves	(85)	103
Unrealized gains on investments	1,581	702
Deferred gain on retroactive reinsurance agreements [5]	(278)	—
Other, net	971	491
U.S. GAAP stockholders’ equity of U.S. insurance entities [6]	14,087	5,041
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,185	—
Total U.S. GAAP stockholders’ equity	$15,272	$5,041
[1]Statutory net income (loss) is for the three months ended March 31, 2021.
[2]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
[3]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[4]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[5]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and A&E ADC agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.
[6]Excludes insurance operations in the U.K. and Continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net unrealized gain on fixed maturities, AFS	$1,909	$2,834	$2,431	$2,055	$627
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(2)	(2)	(2)	(2)	(2)
Net gains on cash flow hedging instruments	17	12	31	48	53
Total net unrealized gain	$1,924	$2,844	$2,460	$2,101	$678
Foreign currency translation adjustments	44	43	33	27	26
Pension and other postretirement plan adjustments	(1,704)	(1,717)	(1,637)	(1,649)	(1,661)
Total AOCI	$264	$1,170	$856	$479	$(957)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Written premiums	$3,218	$2,870	$2,980	$2,903	$3,152
Change in unearned premium reserve	249	(128)	(50)	52	113
Earned premiums	2,969	2,998	3,030	2,851	3,039
Fee income	17	17	16	14	17
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,710	1,747	1,802	1,828	1,806
Current accident year catastrophes [2]	214	55	229	248	74
Prior accident year development [3]	229	184	(75)	(268)	23
Total losses and loss adjustment expenses	2,153	1,986	1,956	1,808	1,903
Amortization of DAC	402	405	404	412	420
Underwriting expenses [4]	544	520	539	540	597
Amortization of other intangible assets	8	7	8	9	8
Dividends to policyholders	6	6	8	7	8
Underwriting gain (loss)*	(127)	91	131	89	120
Net investment income	378	425	371	242	334
Net realized capital gains (losses)	53	54	(21)	74	(173)
Net servicing and other income (expense)	2	(3)	(4)	(7)	(3)
Income before income taxes	306	567	477	398	278
Income tax expense	55	99	73	88	54
Net income	251	468	404	310	224
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(51)	(54)	20	(71)	173
Integration and transaction costs associated with an acquired business, before tax	7	8	9	8	8
Change in deferred gain on retroactive reinsurance, before tax [3]	6	215	14	54	29
Income tax expense (benefit) [5]	8	(45)	(19)	8	(44)
Core earnings	$221	$592	$428	$309	$390
ROE
Net income available to common stockholders [6]	11.5%	10.6%	10.2%	11.0%	12.7%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.4%)	0.6%	0.6%	(0.2%)	(0.2%)
Loss on reinsurance transaction, before tax	—%	—%	—%	—%	1.0%
Integration and transaction costs associated with an acquired business, before tax	0.3%	0.3%	0.3%	0.4%	0.5%
Changes in loss reserves upon acquisition of a business, before tax	—%	—%	—%	—%	1.1%
Change in deferred gain on retroactive reinsurance, before tax [3]	2.6%	2.6%	1.0%	0.9%	0.5%
Income tax expense (benefit) [5]	(0.4%)	(0.8%)	(0.4%)	(0.2%)	(0.6%)
Impact of AOCI, excluded from core earnings ROE	0.7%	1.7%	1.5%	1.4%	0.5%
Core earnings [6]	13.3%	15.0%	13.2%	13.3%	15.5%
[1]The three months ended March 31, 2021 included $24 of COVID-19 losses and loss adjustment expenses in Commercial Lines, including $20 in workers' compensation and $4 in financial lines and other.
[2]Catastrophe losses for the three months ended March 31, 2021 of $214, included $176 from February winter storms primarily in the South, with the remaining $38 from various wind and hail events, mostly concentrated in the South and along the Pacific Coast. The $176 of losses from the February winter storms is net of a $46 reinsurance recoverable under the Company's per occurrence catastrophe treaty that covers 70% of up to $250 of losses in excess of $100 on catastrophe events occurring within a 7-day period other than from earthquakes and named hurricanes and tropical storms, subject to a $50 annual aggregate deductible.
[3]Prior accident year development does not include a benefit for the portion of losses ceded to NICO in excess of ceded premium paid under the Navigators and A&E ADC agreements which is recognized as a deferred gain under retroactive reinsurance accounting. See [4] on page 2 for more information.
[4]The three months ended March 31, 2021 and 2020 included an increase (decrease) in the ACL on premiums receivable of ($4) and $18, respectively, related to the increasing (lessening) impacts of COVID-19.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[6]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$—	$—	$—	$22	$5
Auto liability - Personal Lines	(23)	(8)	(32)	(15)	(6)
Homeowners	(3)	4	3	2	(2)
Marine	6	2	—	1	—
Professional liability	(1)	2	(21)	4	1
Package business	(27)	(34)	(18)	(7)	1
General liability [1]	307	125	(2)	102	12
Bond	—	(9)	—	(10)	—
Assumed Reinsurance	2	1	—	(7)	—
Commercial property	(13)	2	(4)	5	(7)
Net asbestos reserves	—	(2)	—	—	—
Workers’ compensation	(40)	(38)	(34)	(21)	(17)
Workers' compensation discount accretion	9	8	9	9	9
Catastrophes	(16)	(116)	—	(400)	(13)
Uncollectible reinsurance	(9)	—	(6)	(2)	—
Other reserve re-estimates	31	32	16	(5)	11
Prior accident year development before change in deferred gain	223	(31)	(89)	(322)	(6)
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	6	215	14	54	29
Total prior accident year development	$229	$184	$(75)	$(268)	$23
[1]Three months ended March 31, 2021 includes an increase in reserves for sexual molestation and sexual abuse claims, primarily related to an agreement to settle claims against the Boy Scouts of America ("BSA"). Under the settlement agreement, the Company will pay $650, before tax, for sexual molestation and sexual abuse claims associated with policies mostly issued in the 1970s. The agreement becomes effective upon the occurrence of certain conditions, including confirmation of BSA's global resolution plan, executed releases from the local councils, and approval from the abuse claimants and bankruptcy court.
[2]See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance. For the three months ended March 31, 2021, the $6 increase in the deferred gain relates to ceding losses to the Navigators ADC in excess of ceded premium paid. For the three months ended March 31, 2021 and 2020, adverse development on Navigators 2018 and prior accident year reserves was primarily driven by marine for both periods and by commercial automobile liability in the 2021 period and prior accident year catastrophes in the 2020 period. For the three months ended December 31, 2020, the $215 increase in the deferred gain primarily represented adverse development for A&E of $210 in excess of the ceded premium paid for the A&E ADC.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
UNDERWRITING GAIN (LOSS)	$(127)	$91	$131	$89	$120
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	57.6	58.3	59.5	64.1	59.4
Current accident year catastrophes	7.2	1.8	7.6	8.7	2.4
Prior accident year development [2]	7.7	6.1	(2.5)	(9.4)	0.8
Total losses and loss adjustment expenses	72.5	66.2	64.6	63.4	62.6
Expenses [3][4]	31.6	30.5	30.9	33.2	33.2
Policyholder dividends	0.2	0.2	0.3	0.2	0.3
Combined ratio	104.3	97.0	95.7	96.9	96.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(14.9)	(7.9)	(5.1)	0.7	(3.2)
Underlying combined ratio *	89.4	89.0	90.6	97.6	92.9
[1]The three months ended March 31, 2021 included COVID-19 losses of 0.8 points. See [1] on page 8.
[2]See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance.
[3]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[4]The three months ended March 31, 2021 and 2020 included an increase (decrease) in the ACL on premiums receivable of ($4) and $18 respectively, related to the increasing (lessening) impacts of COVID-19 representing (0.1) points and 0.6 points of the expense ratio, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Written premiums	$2,503	$2,197	$2,199	$2,165	$2,408
Change in unearned premium reserve	268	(40)	(52)	8	143
Earned premiums	2,235	2,237	2,251	2,157	2,265
Fee income	9	9	8	5	8
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,296	1,307	1,366	1,472	1,343
Current accident year catastrophes [2]	175	42	107	193	55
Prior accident year development [3]	238	(17)	(57)	77	41
Total losses and loss adjustment expenses	1,709	1,332	1,416	1,742	1,439
Amortization of DAC	344	346	344	351	356
Underwriting expenses	394	373	391	387	443
Amortization of other intangible assets	7	6	8	7	7
Dividends to policyholders	6	6	8	7	8
Underwriting gain (loss)	(216)	183	92	(332)	20
Net servicing income	2	2	1	—	1
Net investment income	327	363	316	204	277
Net realized capital gains (losses)	44	45	(26)	64	(143)
Other expenses	(4)	(10)	(8)	(11)	(6)
Income (loss) before income taxes	153	583	375	(75)	149
Income tax expense (benefit)	24	105	52	(9)	28
Net income (loss)	129	478	323	(66)	121
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(43)	(46)	25	(61)	143
Integration and transaction costs associated with an acquired business, before tax [4]	7	8	9	8	8
Change in deferred gain on retroactive reinsurance, before tax [3]	6	5	14	54	29
Income tax expense (benefit) [5]	6	(1)	(22)	8	(39)
Core earnings (losses)	$105	$444	$349	$(57)	$262
[1]See [1] on page 8 for impact related to COVID-19.
[2]Catastrophe losses for the three months ended March 31, 2021 of $175, included $154 from February winter storms primarily in the South, with the remaining $21 from various wind and hail events, mostly concentrated in the South and along the Pacific Coast. Refer to [2] on page 8 for more information.
[3]See [3] on page 8 for discussion related to the deferred gain on retroactive reinsurance. See [1] on page 9 for discussion related to general liability prior year development.
[4]Includes Navigators Group integration costs.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Auto liability	$—	$—	$—	$22	$5
Professional liability	(1)	2	(21)	4	1
Package business	(27)	(34)	(18)	(7)	1
General liability [1]	307	125	(2)	102	12
Marine	6	2	—	1	—
Bond	—	(9)	—	(10)	—
Assumed Reinsurance	2	1	—	(7)	—
Commercial property	(13)	2	(4)	5	(7)
Workers’ compensation	(40)	(38)	(34)	(21)	(17)
Workers' compensation discount accretion	9	8	9	9	9
Catastrophes	(4)	(77)	—	(67)	(5)
Uncollectible reinsurance	(5)	—	—	—	—
Other reserve re-estimates	(2)	(4)	(1)	(8)	13
Prior accident year development before change in deferred gain	232	(22)	(71)	23	12
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	6	5	14	54	29
Total prior accident year development	$238	$(17)	$(57)	$77	$41
[1]See [1] on page 9 for discussion related to general liability prior year development.
[2]See [4] on page 2 for discussion related to the deferred gain on retroactive reinsurance. The change in deferred gain on retroactive reinsurance for the three months ended March 31, 2021 relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
UNDERWRITING GAIN (LOSS)	$(216)	$183	$92	$(332)	$20
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.0	58.4	60.7	68.2	59.3
Current accident year catastrophes	7.8	1.9	4.8	8.9	2.4
Prior accident year development [2]	10.6	(0.8)	(2.5)	3.6	1.8
Total losses and loss adjustment expenses	76.5	59.5	62.9	80.8	63.5
Expenses [3] [4]	32.9	32.0	32.7	34.3	35.2
Policyholder dividends	0.3	0.3	0.4	0.3	0.4
Combined ratio [2] [5]	109.7	91.8	95.9	115.4	99.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(18.4)	(1.1)	(2.3)	(12.5)	(4.2)
Underlying combined ratio	91.2	90.7	93.7	102.9	94.9

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	95.4	80.2	89.5	97.4	93.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(12.1)	(2.9)	(5.5)	(13.2)	(2.6)
Prior accident year development	5.0	9.7	3.7	8.7	(1.3)
Underlying combined ratio	88.3	87.0	87.7	92.9	89.3
MIDDLE & LARGE COMMERCIAL
Combined ratio	98.9	86.5	101.2	124.3	103.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(7.0)	0.2	(5.1)	(9.8)	(3.6)
Prior accident year development	3.3	6.3	1.6	(1.6)	0.2
Underlying combined ratio	95.3	93.0	97.7	112.9	100.4
GLOBAL SPECIALTY
Combined ratio [2] [5]	92.4	95.1	99.6	113.8	102.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.2)	(3.0)	(3.2)	(1.2)	(0.6)
Prior accident year development [2]	(0.3)	1.3	1.8	(7.1)	(5.2)
Underlying combined ratio	89.9	93.3	98.2	105.5	96.4
[1]The three months ended March 31, 2021 included COVID-19 losses, of 1.1 points. See [1] on page 8.
[2]See [2] on page 9 for discussion related to the change in deferred gain on retroactive reinsurance for the three months ended March 31, 2021 and 2020.
[3]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[4]The three months ended March 31, 2021 and 2020 included a ($4) and $17, respectively, before-tax increase in the ACL on premiums receivable related to the increasing (lessening) impacts of COVID-19 representing (0.2) points and 0.8 points, respectively, of the expense ratio.
[5]The three months ended March 31, 2021 and 2020 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $6 and $29, respectively, representing 0.3 and 1.3 points, respectively, of the Commercial Lines combined ratio and 1.1 points and 5.3 points, respectively, of the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
WRITTEN PREMIUMS
Small Commercial	$1,053	$873	$890	$877	$1,011
Middle & Large Commercial	775	746	750	683	797
Middle Market	662	647	653	609	680
National Accounts and Other	113	99	97	74	117
Global Specialty [1]	665	568	549	595	589
U.S.	421	395	395	389	379
International	110	107	88	119	98
Global Re	134	66	66	87	112
Other	10	10	10	10	11
Total	$2,503	$2,197	$2,199	$2,165	$2,408
EARNED PREMIUMS
Small Commercial	$916	$908	$935	$877	$930
Middle & Large Commercial	752	742	749	713	772
Middle Market	653	649	646	625	673
National Accounts and Other	99	93	103	88	99
Global Specialty [1]	556	577	555	557	552
U.S.	386	386	387	368	374
International	102	99	101	117	112
Global Re	68	92	67	72	66
Other	11	10	12	10	11
Total	$2,235	$2,237	$2,251	$2,157	$2,265

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$176	$153	$129	$118	$157
Renewal Written Price Increases	2.1%	2.0%	1.6%	1.8%	2.3%
Policy Count Retention	86%	84%	79%	88%	84%
Policies in Force (in thousands)	1,304	1,283	1,278	1,297	1,291
Middle Market [2]
Net New Business Premium	$122	$124	$131	$99	$125
Renewal Written Price Increases	6.0%	7.3%	7.9%	7.2%	7.6%
Policy Count Retention	81%	77%	77%	79%	77%
Policies in Force (in thousands)	58	59	59	60	62
Global Specialty
U.S. - Renewal Written Price Increases	14.6%	19.1%	20.3%	19.1%	11.5%
International - Renewal Written Price Increases [3]	27.7%	49.0%	53.7%	46.4%	22.0%
Gross New Business Premium [4]	$216	$184	$185	$186	$197
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure"). International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Middle market disclosures exclude loss sensitive and programs businesses.
[3]Excludes offshore energy policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 (our "Lloyd’s Syndicate") delegates underwriting authority to coverholders and other third parties.
[4]Excludes Global Re and Continental Europe Operations and is before ceded reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Written premiums	$715	$673	$781	$738	$744
Change in unearned premium reserve	(19)	(88)	2	44	(30)
Earned premiums	734	761	779	694	774
Fee income	8	8	8	9	9
Losses and loss adjustment expenses
Current accident year before catastrophes	414	440	436	356	463
Current accident year catastrophes [1]	39	13	122	55	19
Prior accident year development	(42)	(42)	(29)	(349)	(18)
Total losses and loss adjustment expenses	411	411	529	62	464
Amortization of DAC	58	59	60	61	64
Underwriting expenses	148	144	146	150	151
Amortization of other intangible assets	1	1	—	2	1
Underwriting gain	124	154	52	428	103
Net servicing income	4	4	5	3	2
Net investment income	35	47	41	28	41
Net realized capital gains (losses)	7	7	3	8	(23)
Other income (expense)	—	—	(2)	1	—
Income before income taxes	170	212	99	468	123
Income tax expense	35	42	20	97	25
Net income	135	170	79	371	98
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(6)	(6)	(3)	(8)	23
Income tax expense (benefit) [2]	2	—	1	1	(4)
Core earnings	$131	$164	$77	$364	$117
[1]Catastrophe losses for the three months ended March 31, 2021 of $39, included $22 from February winter storms primarily in the South, with the remainder primarily from wind and hail events in the South and Pacific Coast. Refer to [2] on page 8 for more information.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Auto liability	$(23)	$(8)	$(32)	$(15)	$(6)
Homeowners	(3)	4	3	2	(2)
Catastrophes	(12)	(39)	—	(333)	(8)
Other reserve re-estimates, net	(4)	1	—	(3)	(2)
Total prior accident year development	$(42)	$(42)	$(29)	$(349)	$(18)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
UNDERWRITING GAIN	$124	$154	$52	$428	$103
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	56.4	57.8	56.0	51.3	59.8
Current accident year catastrophes	5.3	1.7	15.7	7.9	2.5
Prior accident year development	(5.7)	(5.5)	(3.7)	(50.3)	(2.3)
Total losses and loss adjustment expenses	56.0	54.0	67.9	8.9	59.9
Expenses	27.1	25.8	25.4	29.4	26.7
Combined ratio	83.1	79.8	93.3	38.3	86.7
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	0.4	3.8	(12.0)	42.4	(0.2)
Underlying combined ratio	83.5	83.6	81.4	80.7	86.6
PRODUCT
Automobile
Combined ratio	83.5	88.3	81.3	82.5	89.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.5)	(0.5)	(1.5)	(1.8)	(0.3)
Prior accident year development	3.3	1.9	5.2	5.6	1.5
Underlying combined ratio	86.3	89.6	84.9	86.3	90.9
Homeowners
Combined ratio	86.8	60.3	122.9	(45.8)	79.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(15.9)	(4.5)	(47.7)	(20.1)	(7.0)
Prior accident year development	6.3	14.0	(1.2)	136.0	4.0
Underlying combined ratio	77.2	69.9	74.0	70.1	76.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$612	$564	$666	$627	$627
AARP Agency	51	53	53	50	57
Other Agency	45	51	54	54	52
Other	7	5	8	7	8
Total	$715	$673	$781	$738	$744
EARNED PREMIUMS
AARP Direct	$623	$644	$657	$581	$647
AARP Agency	53	56	56	52	60
Other Agency	51	54	57	54	60
Other	7	7	9	7	7
Total	$734	$761	$779	$694	$774
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$508	$459	$529	$481	$534
Homeowners	207	214	252	257	210
Total	$715	$673	$781	$738	$744
EARNED PREMIUMS
Automobile	$507	$525	$541	$456	$536
Homeowners	227	236	238	238	238
Total	$734	$761	$779	$694	$774

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$53	$45	$55	$65	$58
Homeowners	$13	$12	$16	$18	$17
Renewal Written Price Increases
Automobile	1.9%	1.8%	2.1%	2.5%	3.1%
Homeowners	9.4%	8.7%	7.1%	5.1%	4.7%
Policy Count Retention
Automobile	85%	84%	84%	90%	86%
Homeowners	85%	84%	84%	89%	86%
Policies in Force (in thousands)
Automobile	1,357	1,369	1,392	1,416	1,410
Homeowners	815	826	846	865	868

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Losses and loss adjustment expenses
Prior accident year development	$33	$243	$11	$4	$—
Total losses and loss adjustment expenses	33	243	11	4	—
Underwriting expenses	2	3	2	3	3
Underwriting loss	(35)	(246)	(13)	(7)	(3)
Net investment income	16	15	14	10	16
Net realized capital gains (losses)	2	2	2	2	(7)
Other income	—	1	—	—	—
Income (loss) before income taxes	(17)	(228)	3	5	6
Income tax expense (benefit)	(4)	(48)	1	—	1
Net income (loss)	(13)	(180)	2	5	5
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	(2)	(2)	(2)	7
Change in deferred gain on retroactive reinsurance, before tax	—	210	—	—	—
Income tax expense (benefit) [1]	—	(44)	2	(1)	(1)
Core earnings (losses)	$(15)	$(16)	$2	$2	$11
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Earned premiums	$1,374	$1,318	$1,317	$1,378	$1,348
Fee income	44	43	44	45	43
Net investment income	127	124	117	92	115
Net realized capital gains (losses)	19	18	9	3	(8)
Total revenues	1,564	1,503	1,487	1,518	1,498
Benefits, losses and loss adjustment expenses [1]	1,196	1,092	1,005	1,033	1,007
Amortization of DAC	11	11	13	13	13
Insurance operating costs and other expenses [2]	339	317	312	340	339
Amortization of other intangible assets	10	10	10	9	11
Total benefits, losses and expenses	1,556	1,430	1,340	1,395	1,370
Income before income taxes	8	73	147	123	128
Income tax expense (benefit)	(1)	14	28	22	24
Net income	9	59	119	101	104
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(18)	(17)	(9)	(2)	8
Integration and transaction costs associated with acquired business, before tax	2	3	5	5	5
Income tax expense (benefit) [3]	4	4	1	(2)	(2)
Core earnings (losses)	$(3)	$49	$116	$102	$115
Margin
Net income margin	0.6%	3.9%	8.0%	6.7%	6.9%
Core earnings margin*	(0.2%)	3.3%	7.9%	6.9%	7.8%
ROE
Net income available to common stockholders [4]	6.4%	8.3%	11.0%	12.0%	13.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.2%)	(0.5%)	(0.3%)	(0.4%)	(0.6%)
Integration and transaction costs associated with acquired business, before tax	0.4%	0.4%	0.6%	0.7%	0.9%
Income tax expense (benefit) [3]	0.2%	—%	(0.1%)	(0.1%)	(0.1%)
Impact of AOCI, excluded from core earnings ROE	0.5%	1.4%	1.8%	1.5%	0.6%
Core earnings [4]	6.3%	9.6%	13.0%	13.7%	14.2%
[1]The three months ended March 31, 2021 and 2020 included $185 and $0, respectively, of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19. The three months ended March 31, 2021 and 2020 also included net losses of $13 and $16, respectively on COVID-19 related losses from short-term disability claims.
[2]The three months ended March 31, 2021 and 2020 included $4 and $1, respectively, of before tax decreases in the ACL on uncollectible premiums receivable.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
PREMIUMS
Fully insured ongoing premiums
Group disability	$693	$646	$652	$672	$660
Group life	602	601	594	605	605
Other [1]	77	70	70	72	58
Total fully insured ongoing premiums	1,372	1,317	1,316	1,349	1,323
Total buyouts [2]	2	1	1	29	25
Total premiums	$1,374	$1,318	$1,317	$1,378	$1,348
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$321	$28	$55	$65	$213
Group life	151	15	69	73	136
Other [1]	40	6	10	11	36
Total fully insured ongoing sales	512	49	134	149	385
Total buyouts [2]	2	1	1	29	25
Total sales	$514	$50	$135	$178	$410
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	68.4%	65.1%	65.3%	62.6%	71.5%
Group life loss ratio [4]	108.3%	102.0%	87.5%	85.9%	74.6%
Total loss ratio	84.3%	80.2%	73.8%	72.0%	71.9%
Expense ratio [5]	25.3%	24.6%	24.3%	25.6%	26.2%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts. The three months ended March 31, 2020 included buyout premiums primarily from one large account.
[3]The group disability loss ratio decreased 3.1 points from first quarter 2020 to first quarter 2021, primarily due to more favorable prior incurral year development driven by higher claim recoveries and continued improving claim incidence. The three months period ending March 31, 2021 includes $13 of losses on short-term disability and New York Paid Family Leave claims related to COVID-19 as compared to $16 for the three months ended March 31, 2020.
[4]The three months ended March 31, 2021 and 2020 included 30.7 points and 0.0 points, respectively, of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19.
[5]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Investment management fees	$208	$194	$182	$165	$178
Shareholder servicing fees	24	22	22	20	22
Other revenue	51	50	47	43	48
Net realized capital gains (losses)	2	6	5	8	(11)
Total revenues	285	272	256	236	237
Sub-advisory expense	75	70	66	60	64
Employee compensation and benefits	37	30	29	28	32
Distribution and service	90	84	82	75	80
General, administrative and other [1]	25	23	24	23	17
Total expenses	227	207	201	186	193
Income before income taxes	58	65	55	50	44
Income tax expense	11	14	11	11	8
Net income	$47	$51	$44	$39	$36
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	(6)	(5)	(8)	11
Income tax expense (benefit) [2]	—	1	1	2	(3)
Core earnings	$45	$46	$40	$33	$44
Daily average Hartford Funds AUM	$143,164	$130,485	$122,528	$110,864	$119,632
Return on assets (bps, net of tax) [3]
Net income	13.1	15.6	14.4	14.1	12.0
Core earnings*	12.6	14.1	13.1	11.9	14.7
ROE
Net income available to common stockholders [4]	52.9%	49.9%	48.2%	48.2%	50.2%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains) excluded from core earnings, before tax	(6.3%)	(2.4%)	(0.9%)	0.3%	3.0%
Income tax expense (benefit) [2]	1.2%	0.3%	—%	(0.3%)	(1.0%)
Impact of AOCI, excluded from core earnings ROE	(0.2%)	0.3%	0.3%	0.1%	(0.7%)
Core earnings [4]	47.6%	48.1%	47.6%	48.3%	51.5%
[1]The three months ended March 31, 2020 included a $12 reduction in contingent consideration payable related to the 2016 acquisition of Lattice Strategies.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[4]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Equity Funds
Beginning balance	$82,123	$70,649	$66,838	$55,076	$71,629
Sales	6,202	4,303	3,545	5,038	5,313
Redemptions	(5,191)	(4,873)	(5,102)	(5,083)	(5,701)
Net flows	1,011	(570)	(1,557)	(45)	(388)
Change in market value and other	4,322	12,044	5,368	11,807	(16,165)
Ending balance	$87,456	$82,123	$70,649	$66,838	$55,076
Fixed Income Funds
Beginning balance	$17,034	$15,655	$14,771	$14,558	$16,130
Sales	2,258	2,108	1,640	1,667	1,782
Redemptions	(1,486)	(1,142)	(1,121)	(2,241)	(2,632)
Net flows	772	966	519	(574)	(850)
Change in market value and other	(101)	413	365	787	(722)
Ending balance	$17,705	$17,034	$15,655	$14,771	$14,558
Multi-Strategy Investments Funds [1]
Beginning balance	$22,645	$21,116	$20,526	$18,407	$21,332
Sales	738	688	693	801	1,026
Redemptions	(1,751)	(798)	(841)	(733)	(1,145)
Net flows	(1,013)	(110)	(148)	68	(119)
Change in market value and other	538	1,639	738	2,051	(2,806)
Ending balance	$22,170	$22,645	$21,116	$20,526	$18,407
Exchange-traded Products ("ETP") AUM
Beginning balance	$2,825	$2,621	$2,586	$2,574	$3,442
Net flows	4	(5)	(80)	(124)	(67)
Change in market value and other	94	209	115	136	(801)
Ending balance	$2,923	$2,825	$2,621	$2,586	$2,574
Mutual Fund and ETP AUM
Beginning balance	$124,627	$110,041	$104,721	$90,615	$112,533
Sales - mutual fund	9,198	7,099	5,878	7,506	8,121
Redemptions - mutual fund	(8,428)	(6,813)	(7,064)	(8,057)	(9,478)
Net flows - ETP	4	(5)	(80)	(124)	(67)
Net flows - mutual fund and ETP	774	281	(1,266)	(675)	(1,424)
Change in market value and other	4,853	14,305	6,586	14,781	(20,494)
Ending balance	130,254	124,627	110,041	104,721	90,615
Talcott Resolution life and annuity separate account AUM [2]	14,944	14,809	13,669	13,123	11,538
Hartford Funds AUM	$145,198	$139,436	$123,710	$117,844	$102,153
[1]Includes balanced, allocation, and alternative investment products.
[2]Represents AUM of the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Fee income	$12	$11	$13	$12	$13
Other revenue (loss) [1]	(8)	(1)	(21)	73	2
Net investment income	3	6	3	4	9
Net realized capital gains (losses)	6	24	13	24	(39)
Total revenues	13	40	8	113	(15)
Benefits, losses and loss adjustment expenses [2]	1	2	1	6	6
Insurance operating costs and other expenses	13	17	9	29	21
Interest expense	57	57	58	57	64
Restructuring and other costs	11	17	87	—	—
Total expenses	82	93	155	92	91
Income (loss) before income taxes	(69)	(53)	(147)	21	(106)
Income tax expense (benefit)	(11)	(12)	(39)	3	(15)
Net income (loss)	(58)	(41)	(108)	18	(91)
Preferred stock dividends	5	5	6	5	5
Net income (loss) available to common stockholders	(63)	(46)	(114)	13	(96)
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(6)	(24)	(12)	(26)	40
Restructuring and other costs, before tax	11	17	87	—	—
Income tax expense (benefit) [3]	(2)	2	(18)	7	(8)
Core losses	$(60)	$(51)	$(57)	$(6)	$(64)
[1]The three months ended March 31, 2021 and 2020 include $(8) and $(4), respectively, of loss before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$279	$280	$287	$280	$298
Tax-exempt	70	69	72	77	79
Total fixed maturities	349	349	359	357	377
Equity securities	10	12	9	6	12
Mortgage loans	43	44	44	42	42
Limited partnerships and other alternative investments [2]	112	152	83	(71)	58
Other [3]	14	19	14	21	(12)
Subtotal	528	576	509	355	477
Investment expense	(19)	(20)	(17)	(16)	(18)
Total net investment income	$509	$556	$492	$339	$459
Annualized investment yield, before tax [4]	3.8%	4.3%	3.8%	2.7%	3.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	21.1%	32.3%	18.3%	(15.3%)	13.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.1%	3.2%	3.3%	3.4%	3.3%
Annualized investment yield, net of tax [4]	3.1%	3.5%	3.2%	2.2%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.6%	2.6%	2.7%	2.8%	2.7%
Average reinvestment rate [5]	2.3%	2.5%	2.1%	2.7%	2.9%
Average sales/maturities yield [6]	2.9%	3.2%	3.5%	3.6%	3.3%
Portfolio duration (in years) [7]	4.8	4.9	5.0	5.0	4.8
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in fixed income, private equity, and hedge funds.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$207	$207	$210	$206	$216
Tax-exempt	52	52	53	57	58
Total fixed maturities	259	259	263	263	274
Equity securities	7	7	6	3	10
Mortgage loans	30	30	31	30	29
Limited partnerships and other alternative investments [2]	84	128	72	(62)	48
Other [3]	12	15	12	19	(14)
Subtotal	392	439	384	253	347
Investment expense	(14)	(14)	(13)	(11)	(13)
Total net investment income	$378	$425	$371	$242	$334
Annualized investment yield, before tax [4]	3.9%	4.4%	3.9%	2.6%	3.6%
Annualized limited partnerships and other alternative investment yield, before tax [4]	19.2%	32.9%	19.2%	(15.9%)	13.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.2%	3.2%	3.3%	3.5%	3.2%
Annualized investment yield, net of tax [4]	3.2%	3.6%	3.3%	2.2%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.6%	2.6%	2.7%	2.9%	2.7%
Average reinvestment rate [5]	2.3%	2.6%	2.0%	2.7%	2.9%
Average sales/maturities yield [6]	2.8%	3.0%	3.4%	3.5%	3.2%
Portfolio duration (in years) [7]	4.7	4.9	5.0	4.9	4.7
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$71	$72	$76	$73	$76
Tax-exempt	16	16	17	18	19
Total fixed maturities	87	88	93	91	95
Equity securities	2	1	2	1	1
Mortgage loans	13	14	13	12	13
Limited partnerships and other alternative investments [2]	28	24	11	(9)	10
Other [3]	2	3	2	2	1
Subtotal	132	130	121	97	120
Investment expense	(5)	(6)	(4)	(5)	(5)
Total net investment income	$127	$124	$117	$92	$115
Annualized investment yield, before tax [4]	4.4%	4.3%	4.1%	3.2%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	29.8%	29.4%	13.8%	(12.4%)	14.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.5%	3.5%	3.8%	3.6%	3.7%
Annualized investment yield, net of tax [4]	3.5%	3.5%	3.3%	2.6%	3.3%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.9%	2.9%	3.1%	3.0%	3.0%
Average reinvestment rate [5]	2.8%	2.7%	2.4%	3.3%	3.2%
Average sales/maturities yield [6]	3.3%	4.0%	3.8%	3.9%	4.0%
Portfolio duration (in years) [7]	5.8	6.0	6.2	6.1	5.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Investment Income
Commercial Lines	$327	$363	$316	$204	$277
Personal Lines	35	47	41	28	41
P&C Other Operations	16	15	14	10	16
Total Property & Casualty	378	425	371	242	334
Group Benefits	127	124	117	92	115
Hartford Funds	1	1	1	1	1
Corporate	3	6	3	4	9
Total net investment income by segment	$509	$556	$492	$339	$459

	THREE MONTHS ENDED
Net Investment Income (Loss) From Limited Partnerships and Other Alternative Investments	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Total Property & Casualty	$84	$128	$72	$(62)	$48
Group Benefits	28	24	11	(9)	10
Total net investment income (loss) from limited partnerships and other alternative investments [1]	$112	$152	$83	$(71)	$58
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Realized Capital Gains (Losses)
Gross gains on sales	$31	$54	$27	$96	$78
Gross losses on sales	(31)	(8)	(12)	(22)	(8)
Equity securities [1]	43	55	42	75	(386)
Net credit losses on fixed maturities, AFS	4	5	(1)	(20)	(12)
Change in ACL on mortgage loans	4	—	5	(22)	(2)
Intent-to-sell impairments	—	—	—	—	(5)
Other net gains (losses) [2]	29	(4)	(55)	2	104
Total net realized capital gains (losses)	80	102	6	109	(231)
Net realized capital gains, included in core earnings, before tax	(3)	(1)	—	(2)	(1)
Total net realized capital gains (losses) excluded from core earnings, before tax	77	101	6	107	(232)
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	(15)	(21)	5	(21)	48
Total net realized capital gains (losses) excluded from core earnings, after tax	$62	$80	$11	$86	$(184)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2021		Dec 31 2020		Sept 30 2020		Jun 30 2020		Mar 31 2020
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$55,727	100.0%	$56,532	100.0%	$54,778	100.0%	$53,028	100.0%	$50,359	100.0%
Asset-backed securities	$1,435	3.2%	$1,564	3.5%	$1,490	3.4%	$1,416	3.3%	$1,348	3.4%
Collateralized loan obligations	3,049	7.0%	2,780	6.2%	2,449	5.6%	2,187	5.2%	1,989	5.0%
Commercial mortgage-backed securities	4,167	9.5%	4,484	9.9%	4,444	10.1%	4,211	10.0%	4,302	10.6%
Corporate	19,495	44.8%	20,273	45.0%	19,416	44.1%	18,563	44.0%	16,798	41.8%
Foreign government/government agencies	868	2.0%	919	2.0%	984	2.2%	972	2.3%	1,063	2.6%
Municipal [2]	9,214	21.1%	9,503	21.1%	9,310	21.1%	9,394	22.2%	9,497	23.6%
Residential mortgage-backed securities	4,025	9.3%	4,107	9.2%	4,548	10.3%	3,895	9.3%	4,086	10.2%
U.S. Treasuries	1,354	3.1%	1,405	3.1%	1,403	3.2%	1,562	3.7%	1,122	2.8%
Total fixed maturities, AFS	$43,607	100.0%	$45,035	100.0%	$44,044	100.0%	$42,200	100.0%	$40,205	100.0%
U.S. government/government agencies	$4,837	11.1%	$5,214	11.6%	$5,650	12.8%	$5,204	12.3%	$5,126	12.8%
AAA	6,759	15.5%	6,848	15.2%	6,789	15.4%	6,471	15.3%	6,395	15.9%
AA	8,327	19.1%	8,453	18.8%	8,152	18.5%	8,013	19.0%	7,755	19.3%
A	11,109	25.5%	11,595	25.7%	11,414	25.9%	11,289	26.8%	10,541	26.2%
BBB	10,359	23.7%	10,856	24.1%	10,291	23.4%	9,590	22.7%	8,962	22.3%
BB	1,604	3.7%	1,507	3.3%	1,222	2.8%	1,112	2.6%	974	2.4%
B	557	1.3%	523	1.2%	480	1.1%	481	1.2%	408	1.0%
CCC	47	0.1%	31	0.1%	37	0.1%	31	0.1%	35	0.1%
CC & below	8	—%	8	—%	9	—%	9	—%	9	—%
Total fixed maturities, AFS	$43,607	100.0%	$45,035	100.0%	$44,044	100.0%	$42,200	100.0%	$40,205	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Primarily comprised of $6.8 billion in Property & Casualty, $2.2 billion in Group Benefits, and $0.2 billion in Corporate as of March 31, 2021.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2021

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,150	$5,372	9.6%
Technology and communications	2,976	3,187	5.7%
Consumer non-cyclical	2,877	3,049	5.5%
Utilities	1,971	2,114	3.8%
Capital goods	1,587	1,672	3.0%
Energy [1]	1,523	1,626	2.9%
Consumer cyclical	1,530	1,589	2.9%
Basic industry	795	838	1.5%
Transportation	757	803	1.4%
Other	851	877	1.6%
Total	$20,017	$21,127	37.9%
Top Ten Exposures by Issuer [2]
Apple Inc.	$217	$238	0.4%
New York State Dormitory Authority	200	208	0.4%
IBM Corporation	187	204	0.4%
Government of Canada	196	199	0.4%
Bank of America Corporation	186	199	0.4%
Citigroup Inc.	188	195	0.4%
New York City Municipal Water Finance Authority	184	194	0.3%
Comcast Corporation	170	193	0.3%
Commonwealth of Massachusetts	181	192	0.3%
Morgan Stanley	170	184	0.3%
Total	$1,879	$2,006	3.6%
[1]Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of, or exposures to, energy-related companies.
[2]Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C Commercial Lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, net new business premium, gross new business premium, policy count retention and renewal written price increases. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits. Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium. Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, uses loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized capital gains and losses - Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and transaction costs in connection with an acquired business - As transaction costs are incurred upon acquisition of a business and integration costs are completed within a short period after an acquisition, they do not represent ongoing costs of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of pre-tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of pre-tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") is the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Income available to common stockholders per share	$0.68	$1.48	$1.26	$1.29	$0.75
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.21)	(0.28)	(0.02)	(0.30)	0.65
Restructuring and other costs, before tax	0.03	0.05	0.24	—	—
Integration and transaction costs associated with an acquired business, before tax	0.03	0.03	0.04	0.04	0.04
Change in deferred gain on retroactive reinsurance, before tax	0.02	0.60	0.04	0.15	0.08
Income tax expense (benefit) on items excluded from core earnings	0.02	(0.11)	(0.09)	0.04	(0.17)
Core earnings per share	$0.57	$1.77	$1.47	$1.22	$1.35
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measures. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net Income available to common stockholders per diluted share	$0.67	$1.47	$1.26	$1.29	$0.74
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.21)	(0.28)	(0.02)	(0.30)	0.64
Restructuring and other costs, before tax	0.03	0.05	0.24	—	—
Integration and transaction costs associated with an acquired business, before tax	0.02	0.03	0.04	0.04	0.04
Change in deferred gain on retroactive reinsurance, before tax	0.02	0.59	0.04	0.15	0.08
Income tax expense (benefit) on items excluded from core earnings	0.03	(0.10)	(0.10)	0.04	(0.16)
Core earnings per diluted share	$0.56	$1.76	$1.46	$1.22	$1.34
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income ROE	10.5%	10.0%	10.4%	11.3%	11.8%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.8%)	0.1%	0.3%	(0.2%)	—%
Restructuring and other costs, before tax	0.7%	0.6%	0.5%	—%	—%
Loss on extinguishment of debt, before tax	—%	—%	—%	0.6%	0.6%
Loss on reinsurance transaction, before tax	—%	—%	—%	—%	0.6%
Integration and transaction costs associated with an acquired business, before tax	0.3%	0.3%	0.4%	0.5%	0.6%
Changes in loss reserves upon acquisition of a business, before tax	—%	—%	—%	—%	0.7%
Change in deferred gain on retroactive reinsurance, before tax	1.8%	1.8%	0.7%	0.6%	0.3%
Income tax expense (benefit) on items not included in core earnings	(0.3%)	(0.7%)	(0.4%)	(0.3%)	(0.6%)
Impact of AOCI, excluded from denominator of core earnings ROE	(0.3%)	0.6%	0.4%	0.2%	(0.7%)
Core earnings ROE	10.9%	12.7%	12.3%	12.7%	13.3%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in shareholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income	$251	$468	$404	$310	$224
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(378)	(425)	(371)	(242)	(334)
Net realized capital losses (gains)	(53)	(54)	21	(74)	173
Net servicing and other expense (income)	(2)	3	4	7	3
Income tax expense	55	99	73	88	54
Underwriting gain	(127)	91	131	89	120
Current accident year catastrophes	214	55	229	248	74
Prior accident year development	229	184	(75)	(268)	23
Underlying underwriting gain	$316	$330	$285	$69	$217
COMMERCIAL LINES

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income	$129	$478	$323	$(66)	$121
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing income	(2)	(2)	(1)	—	(1)
Net investment income	(327)	(363)	(316)	(204)	(277)
Net realized capital losses (gains)	(44)	(45)	26	(64)	143
Other expense	4	10	8	11	6
Income tax expense (benefit)	24	105	52	(9)	28
Underwriting gain (loss)	(216)	183	92	(332)	20
Current accident year catastrophes	175	42	107	193	55
Prior accident year development	238	(17)	(57)	77	41
Underlying underwriting gain (loss)	$197	$208	$142	$(62)	$116

PERSONAL LINES

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income	$135	$170	$79	$371	$98
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(4)	(4)	(5)	(3)	(2)
Net investment income	(35)	(47)	(41)	(28)	(41)
Net realized capital losses (gains)	(7)	(7)	(3)	(8)	23
Other expense (income)	—	—	2	(1)	—
Income tax expense	35	42	20	97	25
Underwriting gain	124	154	52	428	103
Current accident year catastrophes	39	13	122	55	19
Prior accident year development	(42)	(42)	(29)	(349)	(18)
Underlying underwriting gain	$121	$125	$145	$134	$104
P&C OTHER OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income (loss)	$(13)	$(180)	$2	$5	$5
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(16)	(15)	(14)	(10)	(16)
Net realized capital losses (gains)	(2)	(2)	(2)	(2)	7
Other expense (income)	—	(1)	—	—	—
Income tax expense (benefit)	(4)	(48)	1	—	1
Underwriting loss	(35)	(246)	(13)	(7)	(3)
Prior accident year development	33	243	11	4	—
Underlying underwriting loss	$(2)	$(3)	$(2)	$(3)	$(3)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Net income margin	0.6%	3.9%	8.0%	6.7%	6.9%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	(1.1)%	(1.1)%	(0.6)%	(0.1)%	0.6%
Integration and transaction costs associated with acquired business, before tax	0.1%	0.2%	0.3%	0.3%	0.3%
Income tax expense (benefit)	0.2%	0.3%	0.2%	(0.1)%	(0.1)%
Impact of excluding buyouts from denominator of core earnings margin	—%	—%	—%	0.1%	0.1%
Core earnings margin	(0.2)%	3.3%	7.9%	6.9%	7.8%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Return on Assets ("ROA")	13.1	15.6	14.4	14.1	12.0
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized capital losses (gains), excluded from core earnings, before tax	(0.5)	(1.8)	(1.6)	(2.9)	3.7
Effect of income tax expense	—	0.3	0.3	0.7	(1.0)
Return on Assets ("ROA"), core earnings	12.6	14.1	13.1	11.9	14.7

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Total net investment income	$509	$556	$492	$339	$459
Adjustment for loss (gain) from limited partnerships and other alternative investments	(112)	(152)	(83)	71	(58)
Net investment income excluding limited partnerships and other alternative investments	$397	$404	$409	$410	$401
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Total net investment income	$378	$425	$371	$242	$334
Adjustment for loss (gain) from limited partnerships and other alternative investments	(84)	(128)	(72)	62	(48)
Net investment income excluding limited partnerships and other alternative investments	$294	$297	$299	$304	$286
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Total net investment income	$127	$124	$117	$92	$115
Adjustment for loss (gain) from limited partnerships and other alternative investments	(28)	(24)	(11)	9	(10)
Net investment income excluding limited partnerships and other alternative investments	$99	$100	$106	$101	$105

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Annualized investment yield	3.8%	4.3%	3.8%	2.7%	3.7%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(0.7)%	(1.1)%	(0.5)%	0.7%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.1%	3.2%	3.3%	3.4%	3.3%
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Annualized investment yield	3.9%	4.4%	3.9%	2.6%	3.6%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(0.7)%	(1.2)%	(0.6)%	0.9%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.2%	3.2%	3.3%	3.5%	3.2%
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2021	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020
Annualized investment yield	4.4%	4.3%	4.1%	3.2%	4.0%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(0.9)%	(0.8)%	(0.3)%	0.4%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.5%	3.5%	3.8%	3.6%	3.7%